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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-A
                 REGISTRATION OF CERTAIN  CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              AMF  Bowling, Inc.
            (Exact name of registrant as specified in its charter)

                Delaware                                  13-3873268
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

8100 AMF Drive, Richmond, Virginia                          23111
(Address of Principal executive offices)                 (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

       Title of each class                Name of each exchange on which
       to be so registered                each class is to be registered
       -------------------                ------------------------------

             None

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-77763.

Securities to be registered pursuant to Section 12(g) of the Act:

                       Common Stock Subscription Rights
                               (Title of Class)
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Item 1.  Description of Registrant's Securities to be Registered.

     The description of the Registrant's Common Stock Subscription Rights is incorporated by reference to the Prospectus contained in Registrant's Registration Statement on Form S-3, No. 333-77763, filed with the Commission on May 5, 1999, as thereafter amended. Any prospectus filed under Rule 424(b) under the Securities Act with respect to such Registration Statement shall be deemed to be incorporated by reference into this registration statement.

Item 2.  Exhibits

1. A copy of the certificate for the security being registered is included as Exhibit 4.1 to Registrant's Registration Statement on Form S-3, No. 333-77763, filed with the Commission on May 5, 1999, as thereafter amended, which exhibit is incorporated herein by reference.

2. Restated Certificate of Incorporation is included as Exhibit 3.1 to Registrant's Registration Statement on Form S-1, No. 333-34099 filed with the Commission on August 21, 1997, as thereafter amended, which exhibit is incorporated herein by reference.

3. Bylaws are included as Exhibit 3.2 to Registrant's Registration Statement of Form S-1, No. 333-34099 filed with the Commission on August 21, 1997, as thereafter amended, which exhibit is incorporated herein by reference.


                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date:  June 28, 1999.                  AMF Bowling, Inc.


                                       /s/ Roland C. Smith
                                       ------------------------------
                                       Roland C. Smith, President and Chief
                                       Executive Officer